SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Material

☐ Soliciting Material under §240.14a-12

Simulations Plus, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held February 15, 2013

The Annual Meeting of Shareholders (“Meeting”) of Simulations Plus, Inc. (the “Company”), a California corporation, will be held on February 15, 2013, at 2:00 p.m., Pacific Time, at 42505 10th Street West, Lancaster, California 93534, for the following purposes:

1. Proposal No. 1: To elect to the Board of Directors five (5) directors, to serve until the next Annual Meeting of Shareholders of the Company or until their successors are elected and qualified, subject to prior death, resignation or removal.

2. Proposal No. 2: To ratify the appointment of Rose, Snyder and Jacobs as our independent registered public accounting firm for the Company for the fiscal year ended August 31, 2013.

3. To consider and transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Meeting, although only shareholders of record at the close of business on December 14, 2012, will be entitled to notice of and to vote at the Meeting. Please note that dissenter’s rights are not available with respect to any proposal to be voted upon at this meeting. A list of shareholders entitled to vote at the Meeting will be open to inspection by the shareholders at the Company’s principal office, 42505 10th Street West, Lancaster, California 93534, for a period of 10 days prior to the Meeting and at the Meeting itself.

Shares can be voted at the Meeting only if the holder is present in person or represented by proxy. We urge you to date and sign the enclosed proxy and return it in the accompanying envelope promptly so that your shares may be voted in accordance with your wishes and the presence of a quorum may be assured. We encourage you to do so even if you plan to attend the Meeting in person. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the Company in reducing the expense of additional proxy solicitation. The giving of such proxy does not affect your right to vote in person in the event you attend the Meeting.

Important Notice Regarding the Availability of

Proxy Materials for the Annual Meeting of Shareholders

to be Held on February 15, 2013.

The proxy statement and our annual report to shareholders,

which includes our Annual Report on Form 10-K for the year ended Aug. 31, 2012,

will be available at www.simulations-plus.com in on or around January 4, 2013.

By Order of the Board of Directors

/s/ Virginia Woltosz

Virginia Woltosz

Secretary

Lancaster, California

December 20, 2012

YOUR PROXY

PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE.

SHOULD YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU HAVE GIVEN A PROXY. THE PROMPT RETURN OF YOUR PROXY WILL BE OF GREAT HELP IN PREPARATION FOR THE MEETING.

SIMULATIONS PLUS, INC.

42505 10th STREET WEST, LANCASTER, CALIFORNIA 93534-7059

(661) 723-7723

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1

Why am I receiving these materials?	1
What am I voting on?	1
Who can vote at the annual meeting?	1
Am I a shareholder of record for purpose of the annual meeting?	1
What if my shares are held in an account at a brokerage firm, bank or dealer?	1
How Do I vote?	1
If my shares are held in “street name” by a broker or other nominee, will by broker or nominee vote my shares for me?	2
How are votes counted?	2
How many votes are needed to approve each proposal?	2
How many votes do I have?	3
What is the quorum requirement?	3
What does it mean if I receive more than one proxy card?	3
What if I return a proxy card but do not make specific choices?	3
Can I change my vote after submitting my proxy?	3
How can I find out the results of the voting at the annual meeting?	4
Who is paying for this proxy solicitation?	4
When are shareholder proposals due for next year’s annual meeting?	4

PROPOSAL No. 1: ELECTION OF DIRECTORS	4
Nomination of Directors	4
Information Concerning Directors	5
Vote Required; Board Recommendation	6

PROPOSAL No. 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	6
Background	6
Independent Registered Public Accounting Firm Fee Information	6
Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of Our Independent Registered Public Accounting Firm	7
Vote Required; Board Recommendation	7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7
Security Ownership	7
Section 16(a) Beneficial Ownership Reporting Compliance	8

BOARD MATTERS AND CORPORATE GOVERNANCE	9
Information Regarding the Board and Its Committees	9
Board Leadership Structure	11
Board’s Role in Risk Management	11
Director Compensation	11
Shareholder Communications with the Board	12
Certain Relationships and Related Transactions	12

EXCECUTIVE COMPENSATION AND OTHER INFORMATION	12
Compensation Discussion and Analysis	12
Determining Compensation	13
Employment and Other Compensation Agreements	13
Risk Assessment	14
Compensation Committee Report	14
Compensation Committee Interlocks and Insider Participation	14
Executive Officers Who are not also Directors	14
Summary Table of Named Executive Officer Compensation	15
Grants of Plan-Based Awards	15
Outstanding Equity Awards at Fiscal Year-End	16
Options Exercised and Stock Vested	17
Equity Compensation Plan Information	17
Interest of Certain Persons in Matters to be Acted Upon	17

HOUSEHOLDING OF PROXY MATERIALS	18

SHAREHOLDER COMMUNICATIONS	18
SHAREHOLDER PROPOSALS	19

OTHER MATTERS	19

Simulations Plus, Inc.

42505 10th Street West

Lancaster, CA 93534

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 15, 2013

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

Simulations Plus, Inc. (“we”, “us”, “Simulations Plus” or the “Company”) sent you this proxy statement (“Proxy Statement”) and the enclosed proxy card because our Board of Directors (the “Board”) is soliciting your proxy to vote at the 2013 annual meeting of Shareholders (“Meeting”) to be held on February 15, 2013, at 2:00 p.m. Pacific Time, at the Company’s offices located at 42505 10th Street West, Lancaster, California 93534.

What am I voting on?

There are two matters scheduled for a vote at the Meeting:

Proposal No. 1 – To elect to the Board five (5) directors, to serve until the next meeting of shareholders of the Company (each a “Shareholder”) or until their successors are elected and qualified, subject to prior death, resignation or removal.

Proposal No. 2 – To ratify the appointment of Rose, Snyder and Jacobs (“RSJ”) as our independent registered public accounting firm for the fiscal year ending August 31, 2013.

Who can vote at the annual Meeting?

Only Shareholders of record at the close of business on December 14, 2012, will be entitled to vote at the Meeting. The Company’s common stock is its only class of voting securities. As of December 3, 2012, there were 15,927,806 shares of the Company’s common stock of record issued and outstanding.

Am I a Shareholder of record for purpose of the Meeting?

If, on December 14, 2012, your shares were registered directly in your name with our transfer agent, Integrity Stock Transfer, then you are Shareholder of record for purposes of the Meeting.

What if my shares are held in an account at a brokerage firm, bank or dealer?

If, on December 14, 2012, your shares were held in an account at a “street name” and these proxy materials are being forwarded to you by the organization, the organization holding your account is considered the Shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account.

How do I vote?

With respect to the election of directors, you may either vote “for” any or all of the nominees proposed by the Board or you may abstain from voting for any or all of the nominees. For each of the other matters to be voted on, you may vote “for” or “against” or abstain from voting altogether. Whether you are a Shareholder of record or the beneficial owner of shares held in “street name,” the procedures for voting are fairly straightforward, as described below:

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Shareholders of Record: Shares Registered in Your Name

If you are a Shareholder of record, you may vote in person at Meeting or vote by proxy using the enclosed proxy card. To vote in person, you need only attend the Meeting, where you will be given a ballot to vote on each of the proposals. To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. So long as you return your signed proxy card to us before the Meeting, your shares will be voted as you have directed on the card. We request that all Shareholders voting by proxy return their completed proxy cards to us by no later than February 4, 2013.

Beneficial Owner: Shares Held in “Street Name”

If you are a beneficial owner of shares held in “street name,” you should have received a proxy card and voting instructions with these proxy materials from the organization holding your account. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote in person at the Meeting. However, to vote in person, you must obtain a valid proxy from the organization holding your account and present it to the inspector of elections at the Meeting. Please refer to the instructions from that organization included with these proxy materials if you wish to obtain a proxy.

Regardless of how your shares are held and whether or not you plan to attend the Meeting, we encourage you to vote by proxy to ensure that your vote is counted. Please note that you may still attend the Meeting and vote in person even if you have already voted by proxy.

If my shares are held in “street name” by a broker or other nominee, will my broker or nominee vote my shares for me?

If your shares are held in street name and you do not instruct your broker or other nominee on how to vote your shares, your broker or other nominee, in its discretion, may either leave your shares unvoted or vote your shares on routine matters. The election of directors is considered a non-routine matter. Consequently, without your voting instructions, your broker or other nominee cannot vote your shares on this proposal. These unvoted shares, called “broker non-votes,” refer to: (i) shares held by brokers who have not received voting instructions from their clients and who do not have discretionary authority to vote on non-routine matters, or (ii) shares for which the broker did not exercise discretionary authority to vote on a particular matter. The proposal to ratify the selection of RSJ as our independent registered public accounting firm for the fiscal year ending August 31, 2012, is considered a routine matter. Therefore, your broker or other nominee will be able to vote on this proposal even if it does not receive instructions from you, so long as it holds your shares in its name. To the extent your broker or other nominee votes your shares on your behalf on this proposal, your shares also will be counted as present for the purpose of determining a quorum. A broker non-vote will not be considered shares voting or as votes cast with respect to any matter presented at the Meeting. As a result, a broker non-vote will not have any effect on the proposals presented at the Meeting.

How are votes counted?

Votes will be counted by the Company’s corporate secretary who will separately count “for” and (with respect to proposals other than the election of directors) “against” votes, abstentions and “broker non-votes”. Abstentions and broker non-votes will be counted towards the presence or absence of a quorum but will not be counted towards the affirmative vote total for any proposal.

How many votes are needed to approve each proposal?

The number of votes needed to approve each proposal is as follows:

Proposal No. 1: The election of the directors contemplated by Proposal No. 1 will be decided by a plurality of votes cast. Accordingly, the five directors receiving the highest number of votes will be elected and abstentions and broker non-votes will have no effect on the outcome of the vote.

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Proposal No. 2: The ratification of the selection of RSJ contemplated by Proposal No. 2 must receive a “for” vote from the holders of a majority of the shares of our common stock present and entitled to vote either in person or by proxy at the Meeting. Abstentions will have the same effect as “against” votes, and broker non-votes will have no effect.

How many votes do I have?

Each Shareholder of record as of December 14, 2012, is entitled to cast one vote for each share of our common stock held on each matter to come before the Meeting, except that Shareholders may have cumulative voting rights with respect to the election of directors.

Cumulative voting allows a Shareholder to cast a number of votes equal to the number of directors to be elected, which is five (5), multiplied by the number of votes held in the Shareholder’s name on December 14, 2012. This total number of votes may be cast for one nominee or may be distributed among as many nominees as the Shareholder desires. Under California law, no shareholder can cumulate votes unless, prior to voting at the Meeting, such shareholder has given notice of his or her intention to cumulate his or her votes at the Meeting. If any shareholder properly gives such notice, then all shareholders may cumulate their votes for candidates in nomination. Our Board does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a Shareholder is given, in which event votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated at the discretion of the proxy holders, in accordance with the recommendation of our Board.

What is the quorum requirement?

A quorum of Shareholders is necessary to hold a valid annual meeting of shareholders. A quorum will be present if at least a majority of the outstanding shares are present either in person or by proxy at the Meeting. On the record date, December 14, 2012, there were 15,927,806 shares outstanding and entitled to vote. Accordingly, 7,963,904 shares must be present either in person or by proxy at the Meeting in order to establish a proper quorum to enable us to conduct a vote on each of the proposals at the Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote in person at the Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present either in person or by proxy at the Meeting may adjourn the Meeting to another date.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, then your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted at the Meeting.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, all of your shares will be voted “for” the election of the nominees for director and “for” the other proposals described in this Proxy Statement. If any other matter is properly presented at the Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Can I change my vote after submitting my proxy?

You can change your vote with respect to any proposal by revoking your proxy at any time prior to the commencement of voting with respect to that proposal at the Meeting. You may revoke your proxy in one of three ways:

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•	You may submit another properly completed proxy card with a later date. Please note that we request that all Shareholders voting by proxy return their completed proxy cards to us by no later than February 4, 2013, which is 10 days prior to the Meeting.

•	You may send a written notice that you are revoking your proxy to our Secretary (c/o Virginia Woltosz, Simulations Plus, Inc. 42505 10th Street West, Lancaster, CA 93534). To properly revoke your proxy via written notice, this notice must be received by us no later than the close of business on Monday, February 4, 2013.

•	You may attend the Meeting and vote in person. Bear in mind that simply attending the Meeting will not, by itself, revoke your proxy. In addition, please recall that if you are a beneficial owner of shares held in “street name” and wish to vote in person at the Meeting, you must obtain a valid proxy from the organization holding your account and present it to the inspector of elections at the Meeting.

Following the commencement of voting with respect to each proposal, you may not revoke your proxy or otherwise change your vote with respect to each such proposal.

How can I find out the results of the voting at the Meeting?

Preliminary voting results are expected to be announced at the Meeting. Final voting results will be disclosed in a Current Report on Form 8-K, which we will file with the U.S. Securities and Exchange Commission (the “SEC”) within four (4) business days after the Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are shareholder proposals due for next year’s Meeting?

Proposals of Shareholders that are intended to be presented by such Shareholders at the Company’s next Meeting of Shareholders for the fiscal year ending August 31, 2013, must be received by the Company no later than August 22, 2013, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

PROPOSAL No. 1: ELECTION OF DIRECTORS

Nomination of Directors

The Governance and Nominating Committee (the “Nominating Committee”) is charged with making recommendations to the Board regarding qualified candidates to serve as members of the Board (each, a “Director”). The Nominating Committee’s goal is to assemble a Board with the skills and characteristics that, taken as a whole, will assure a strong Board with experience and expertise in all aspects of corporate governance. Accordingly, the Nominating Committee believes that candidates for Director should have certain minimum qualifications, including personal integrity, strength of character, an inquiring and independent mind, practical wisdom and mature judgment. In evaluating director nominees, the Nominating Committee considers the following factors:

(1)	The appropriate size of the Board;
(2)	Our needs with respect to the particular talents and experience of its directors; and
(3)	The knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service.

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Other than the foregoing, there are no stated minimum criteria for Director nominees, although the Nominating Committee may also consider such other factors as it deems to be in our best interests and those of our Shareholders. The Nominating Committee does, however, believe it appropriate for at least one member of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of an “independent director” under NASDAQ (as defined below) listing standards. The Nominating Committee also believes it is appropriate for our Chief Executive Officer and our Corporate Secretary to participate as members of the Board.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, but the Nominating Committee at all times seeks to balance the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, the Nominating Committee’s policy is to not re-nominate that member for reelection.  The Nominating Committee identifies the desired skills and experience of a new nominee for the criteria above, and then uses its network of contacts to compile a list of candidates.

We do not have a formal policy concerning Shareholder recommendations of Director candidates to the Nominating Committee. The absence of such a policy does not mean, however, that such recommendations will not be considered. To date, we have not received any recommendations from Shareholders requesting the Nominating Committee to consider a candidate for inclusion among the Nominating Committee’s slate of nominees in our proxy statement. Shareholders wishing to make such a recommendation of a Director candidate may do so by sending a written notice to the Nominating Committee, Attn: Chairman, Simulations Plus, Inc., 42505 10th Street West, Lancaster, CA 93534, naming the proposed candidate and providing detailed biographical and contact information for such proposed candidate.

Information Concerning Directors

NAME	AGE	POSITION WITH THE COMPANY	ELECTED DIRECTOR SINCE

Walter S. Woltosz	67	Chairman of the Board, Chief Executive Officer and President of the Company	1996
Virginia E. Woltosz	61	Secretary and Director of the Company	1996
Dr. David Z. D’Argenio	63	Director	1997
Harold W. Rosenberger	72	Director	2007
Dr. David L. Ralph	66	Director	2012

WALTER S. WOLTOSZ is a co-founder of the Company and has served as its Chief Executive Officer and President and as Chairman of the Board since its incorporation in July 1996. Walter S. Woltosz is the husband of Virginia E. Woltosz.

VIRGINIA E. WOLTOSZ is a co-founder of the Company and has served as its Senior Vice President and Secretary since its incorporation in July 1996 until January 31, 2003. Mrs. Woltosz retired from the position of Senior Vice President as of January 31, 2003, but remains as Secretary and Treasurer of the Company. Virginia E. Woltosz is the wife of Walter S. Woltosz.

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DR. DAVID Z. D’ARGENIO has served as a Director of the Company since June 1997. He is currently Professor of Biomedical Engineering at the University of Southern California (“USC”), and has been on the faculty at USC since 1979. He has also served since 1985 as the Co-Director of the Biomedical Simulations Resource Project at USC, a project funded by the National Institutes of Health since 1985.

HAROLD W. ROSENBERGER has served as a Director of the Company since November 2007. Mr. Rosenberger has been a career banker, holding various senior and executive positions in banking since 1963. From August 1997 to present, Mr. Rosenberger has been the Senior Regional Vice President of American Security Bank. Prior to becoming an independent Director of the Company, Mr. Rosenberger acted as a member of the audit committee for the Antelope Valley Hospital.

DR. DAVID L. RALPH has served as a Director of the Company since March 2012. He is currently a Professor of Marketing at Pepperdine University, and has been on the faculty since 1968. He is a member of the 2020 Strategic Planning Committee and the Marketing Task Force, and chairs the Curriculum Committee, for The Graziadio School of Business and Management at Pepperdine University. Dr. Ralph serves as the Chair of the Fully Employed MBA Program Administrative Committee and as a member of the University Academic Council at Pepperdine University. He has consulted with key executives in a wide range of industries on marketing their companies. He also acted as President and Chief Executive Officer of Antelope Valley Christian School from 1986 to 2005. He has served as the Associate Dean of The Graziadio School of Business and Management at Pepperdine University and the Chair of the Marketing, Economics, and Quant Department.

Vote Required; Board Recommendation

The Board recommends that you vote all of your shares “for” the election to the Board of the nominees described in this Proposal No. 1.

PROPOSAL No. 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

The Audit Committee of the Board has selected RSJ as our independent registered public accounting firm for the fiscal year ending August 31, 2013, and has further directed us to submit the selection of RSJ as our independent registered public accounting firm for ratification by the Shareholders at the Meeting. Neither our governing documents nor any applicable laws require Shareholder ratification of the selection of RSJ as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of RSJ to the Shareholders for ratification as a matter of good corporate practice. If the Shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain RSJ. Even if the selection is ratified however, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and those of our Shareholders.

Independent Registered Public Accounting Firm Fee Information

In connection with the audit of our financial statements for the year ended August 31, 2012, we entered into an engagement agreement with RSJ which set forth the terms by which RSJ has performed audit services for us. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

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The following table sets forth the aggregate fees billed by RSJ for the services indicated for each of the last two fiscal years:

	Fiscal Year Ended August 31, 2012	Fiscal Year Ended August 31, 2011
Audit Fees (1)	$86,190	$77,875
Audit-Related Fees	–	–
Tax Fees	–	–
All Other Fees	–	–
Total Fees	$86,190	$77,875

(1) Includes fees for (i) the audit of our annual financial statements for the fiscal years ended August 31, 2012 and 2011, included in our Annual Report on Form 10-K, (ii) the review of our interim period financial statements for fiscal years 2012 and 2011 included in our quarterly reports on Form 10-Q, and (iii) related services that are normally provided in connection with regulatory filings or engagements.

Audit Committee Policy Regarding Preapproval of Audit and Permissible Nonaudit Services of Our Independent Registered Public Accounting Firm

The Audit Committee has adopted policies and procedures for the preapproval of all audit and nonaudit services to be rendered by our independent registered public accounting firm. Under the policies and procedures, the Audit Committee generally preapproves specified services in defined categories up to specified amounts. Preapproval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on a case-by-case basis for specific tasks before engagement. The Audit Committee has delegated the preapproval of services to the chairman of the Audit Committee who is required to report each preapproval to the full Audit Committee no later than its next meeting. One hundred percent (100%) of Audit Fees and Audit-Related Fees were approved by the Audit Committee.

Vote Required; Board Recommendation

To be approved, this Proposal No. 2 must receive a “for” vote from the holders of a majority of the shares of common stock present and entitled to vote either in person or by proxy at the Meeting. Abstentions will have the same effect as votes “against” Proposal No. 2; broker non-votes will have no effect. The Board recommends a vote “for” this Proposal No. 2 to ratify the selection by the Audit Committee of RSJ as our independent registered public accounting firm for the fiscal year ended August 31, 2012.

Representatives of RSJ are not expected to be present at the Meeting. Accordingly, RSJ will not have an opportunity to make a statement or be available to respond to questions at the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership

The following table sets forth information as of December 14, 2012, regarding the beneficial ownership of our common stock by (a) each person known to our Board to own beneficially 5% or more of our common stock, (b) each Director of the Company, (c) the Named Executive Officers (as defined below), and (d) all of our Directors and executive officers as a group. Information with respect to beneficial ownership is based solely on a review of our capital stock transfer records and on publicly available filings made with SEC by or on behalf of the Shareholders listed below.

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The percent of class is calculated assuming 15,927,806 shares of our common stock (net of treasury shares) were outstanding as of December 14, 2012. Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to those securities and for such persons includes shares of our common stock issuable to such persons pursuant to the exercise of stock options, warrants or other securities that are exercisable or convertible into shares of our common stock within 60 days of December 14, 2012. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Beneficial owner (1), (2)	Amount and Nature of Beneficial Ownership	Percent of Class
Walter S. and Virginia E. Woltosz (3)	6,317,406	39.08%
Momoko Beran (4)	449,381	2.78%
John DiBella (5)	47,200	*
Dr. David Z. D’Argenio (6)	51,812	*
Harold W. Rosenberger (7)	11,400	*
Dr. David L. Ralph (8)	–	*

All Directors and officers as a group	6,877,199	42.54%

* Less than 1%

(1) Such persons have sole voting and investment power with respect to all shares of the Company’s common stock shown as being beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(2) The address of each Director and executive officer named is c/o the Company, 42505 10th Street West, Lancaster, California 93534-7059.

(3) Own an aggregate of 6,209,406 common stock, plus 108,000 shares of common stock underlying an option exercisable within the 60 days of December 14, 2012.

(4) Owns 363,381 shares of common stock, plus 86,000 shares of common stock underlying an option exercisable within the 60 days of the date of December 14, 2012.

(5) Owns 22,700 shares of common stock, plus 24,500 shares of common stock underlying an option exercisable within the 60 days of December 14, 2012.

(6) Owns 43,812 shares of common stock, plus 8,000 shares of common stock underlying an option exercisable within the 60 days of December 14, 2012.

(7) Owns 11,400 underlying an option exercisable within the 60 days of December 14, 2012.

(8) Owns no shares of common stock and does not have any options exercisable within the 60 days of December 14, 2012.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s Directors, executive officers and beneficial holders of more than 10% of the Company’s common stock file with the SEC initial reports of ownership and reports of changes in ownership of the Company’s equity securities.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended August 31, 2012, all Section 16(a) filing requirements applicable to our officers, Directors and 10% beneficial owners were complied with, with the exception of one known failure to file one Form 3 which was filed late by John DiBella.

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BOARD MATTERS AND CORPORATE GOVERNANCE

Information Regarding the Board and Its Committees

The Board met eleven times during the fiscal year ended August 31, 2012. Each member of the Board attended 75% or more of the aggregate number of meetings of the Board and of the committees of the Board on which he or she served that was held during the period for which he or she was a Director or committee member, respectively.

The Board has three committees: its Audit Committee (“Audit Committee”), Compensation Committee (“Compensation Committee”), and the Nominating Committee. The following table provides meeting information for fiscal year 2012 and current membership for each of the committees of the Board:

Name	Audit Committee		Compensation Committee		Nominating Committee
Dr. David D’Argenio	X		X	*	X	*
H. Wayne Rosenberger	X	**	X		X
Dr. David Ralph	X		X		X

* Committee Chairperson

** Audit Committee Financial Expert and Committee Chairperson

Below is a description of each committee of the Board. The Board has determined that each member of each committee, and each member of the Board, except for Walter S. Woltosz and Virginia E. Woltosz, is “independent” within the meaning of the applicable listing standards of the NASDAQ Stock Market (“NASDAQ”), as well as applicable SEC rules and regulations and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company. The Board has also determined that Dr. Richard Weiss, who served as a member of the Board until his resignation on February 24, 2012, was “independent” within the meaning of the applicable listing standards of the NASDAQ, as well as applicable SEC rules and regulations and that during his tenure as a member of the Board, he was free of any relationships that would have interfered with his individual exercise of independent judgment with regard to the Company.

Audit Committee

The Company’s Audit Committee has been established in accordance with Section 3(a)(58)(4) of the Exchange Act and bears direct responsibility for the appointment and termination, compensation and oversight of the work of our independent registered public accounting firm, who reports directly to the Audit Committee. The Audit Committee operates pursuant to a charter that is available upon a written or oral request to: Renee Bouche, Simulations Plus, Inc., at 42505 10th Street West, Lancaster, CA 93534, or at (661) 723-7723. The Audit Committee’s charter can also be found in the “Corporate Overview” section of our corporate website at www.simulations-plus.com, under “Investors – Corporate Overview”. The Audit Committee has received written disclosures and the letter from our independent registered public accounting firm pursuant to the applicable requirements of Public Company Accounting Oversight Board (“PCAOB”) regarding the independent auditor’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with the independent accountant the independent accountant’s independence. The Audit Committee also reviews and discusses with our management and independent registered public accounting firm the financial statements and disclosures in our quarterly financial press releases and SEC filings. Audit Committee members periodically meet separately with our management and independent registered public accounting firm to discuss issues and concerns, and the Audit Committee has established procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or audit matters, in a confidential manner.

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In performing its responsibilities, the Audit Committee has reviewed and discussed with management and the Company’s independent auditors the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended August 31, 2012. The Audit Committee has also discussed with the independent registered public accounting firm matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the PCAOB in Rule 3200T. Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended August 31, 2012.

Audit Committee
Harold Rosenberger (Chair)
David D’Argenio
David Ralph

The members of the Audit Committee are Mr. Harold W. Rosenberger, Dr. David D’Argenio, and Dr. David Ralph. Mr. Rosenberger serves as chairman of the Audit Committee and the Board has determined that he qualifies as an “audit committee financial expert” in accordance with applicable SEC rules and as “independent” under the applicable NASDAQ listing standards. Also see the Section entitled “Election of Directors” with respect to Mr. Rosenberger’s experience. The Audit Committee met three times during the fiscal year ended August 31, 2012.

Compensation Committee

The Compensation Committee administers our executive compensation program and is responsible for establishing, implementing and monitoring adherence to our philosophy with respect to executive compensation. The Compensation Committee does not have a charter.

The Compensation Committee met one time during the fiscal year ended August 31, 2012.

Nominating Committee

The Nominating Committee makes recommendations to the Board regarding candidates for election to the Board, as well as the composition and size of the Board and its committees and qualifications for membership. In connection with performing their duties, the members of the Nominating Committee are fully empowered to engage one or more search firms to identify potential Director candidates. The Nominating Committee is also charged with establishing the appointment of new Directors, committee structure and membership, Director compensation and chief executive officer succession planning. The Nominating Committee does not have a charter.

The Nominating Committee provides instructions in each annual proxy regarding how Shareholders can make director nominations. The Nominating Committee has never received a recommendation from a Shareholder, but any such nominations, if received, would be considered on an equal basis with candidates identified by the Nominating Committee. The Nominating Committee has not used any third party to identify, evaluate, or assist in identifying and/or evaluating potential nominees and to date has not paid any fee to any third party for such services.

The members of the Nominating Committee are Dr. David D’Argenio, Mr. Harold W. Rosenberger, and Dr. David Ralph. Dr. David D’Argenio serves as chairman of the Nominating Committee.

The Nominating Committee met once during the fiscal year ended August 31, 2012.

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Board Leadership Structure

The Company does not have a lead independent director and does not believe one is necessary. We believe our leadership structure is appropriate for the size and scope of operations of a company of this size.

Board’s Role in Risk Management

The Board is responsible for oversight of risks facing the Company, while our management is responsible for day-to-day management of risk. The Board, as a whole, directly oversees our strategic and business risk, including financial reporting related risk, compensation practice risk, and product development risk. We believe the Board, as a whole, supports its role in risk oversight, with our Chief Executive Officer and our Chief Financial Officer responsible for assessing and managing risks facing the Company day-to-day and other members of the Board providing oversight of such risk management.

Director Compensation

Independent Directors currently receive annual stipends of $5,000 plus 4,000 options to purchase shares of the Company’s common stock per person per year for their services. In addition to their annual stipends, the Company pays each Independent Director $1000 per Board meeting attended. Mileage expense to attend those meetings is reimbursed at the Internal Revenue Service defined rate for business use, except for the Independent Directors who are local residents. The Company’s CEO serves also as a Director and therefore has a role in determining/recommending the amount or form of compensation for Independent Directors.

Name of Directors * indicates Independent Director	Fiscal Year	Fees earned or paid in cash ($)	Option Awards ($)	All other compensation ($)	Total ($)
		(a)	(b)	(c)
*Dr. David Z. D’Argenio	2012	16,000	7,826	346*	24,172
	2011	9,000	8,437	243*	17,680

*Dr. Richard R. Weiss (d)	2012	10,500	0	0	10,500
	2011	9,000	8,437	0	17,437

*Harold W. Rosenberger	2012	14,000	7,826	0	21,826
	2011	9,000	8,437	0	17,437

*Dr. David L. Ralph (e)	2012	4,500	3,913	0	8,413

Mrs. Virginia E. Woltosz	2012			60,000**	60,000
	2011			60,000**	60,000

(a)	Independent Directors’ stipends are $5,000 per year for fiscal years 2012 and 2011, and $1,000 per Board meeting attended.
(b)	Amount represents the stock-based compensation expense recorded by us in fiscal year 2012 and fiscal year 2011 measured using the Black-Scholes option pricing model at the grant date based on the fair value of the option awards.
(c)	* Mileage expense to attend Board meetings is reimbursed at the rate set by Internal Revenue Service for business use, except for the Independent Directors who are local residents.
** 5% of the Company’s net income before bonuses and taxes, not exceeding $60,000, paid to the Corporate Secretary, Virginia Woltosz, as an annual bonus as part of the terms of the sale of Words+ to the Company in 1996.
(d)	Dr. Richard Weiss resigned as of February 29, 2012.
(e)	Dr. David Ralph joined the Board on March 1, 2012.

As of August 31, 2012, the aggregate number of stock options outstanding for each non-employee director was as follows: Dr. D’Argenio – 15,600; Mr. Rosenberger – 19,000; Dr. Ralph – 2,000; Mrs. Woltosz – 0.

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Shareholder Communications with the Board

We have not adopted a formal process for Shareholder communications with the Board. However, any Shareholder comments and communications received by our Investor Relationship personnel are forwarded to the Board or individual directors, as applicable, and appropriate responses are provided to Shareholders in a timely manner. We believe that these informal communication efforts have proven effective, and obviate the need for any formal process.

Although we do not have a formal policy, members of the Board are invited to attend annual meetings of our Shareholders. All of our directors, except Dr. Richard Weiss who was anticipating his resignation, attended our 2012 annual meeting of shareholders.

Certain Relationships and Related Transactions

Transactions with Related Persons. We have not entered into any transactions with related persons since the beginning of fiscal year 2012 and we are not currently considering any proposed transactions with related persons.

Review, Approval or Ratification of Transactions with Related Persons. We have not adopted any formal procedures for the review of, or standards for approval of, related-party transactions but instead review such transactions on a case-by-case basis.

Material Proceedings

Currently there are no material legal proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of the voting securities of the Company, or any associate of any such director, officer, affiliate of the Company or security holder is an adverse party to the Company or has a material interest adverse to the Company. There currently are no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our Directors or executive officers.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Discussion and Analysis

The purpose of the Company’s compensation program is to attract and retain talented and dedicated professionals to manage and execute our strategic plans and tactical operations. Although the Company’s Named Executive Officer salaries have been and remain significantly lower than those of similar public companies, management and the Board believe that the award of stock options has fairly rewarded loyal, long-term employees who have contributed to our growth and financial success.

The goal of our Named Executive Officer compensation program is the same as our goal for operating the Company - to create long-term value for our Shareholders. Toward this goal, we have designed and implemented our compensation programs for our Named Executive Officers to reward them for sustained financial and operating performance and leadership excellence, to align their interests with those of our Shareholders and to encourage them to remain with the Company for long and productive careers. Most of our compensation elements simultaneously fulfill one or more of our performance, alignment and retention objectives. These elements consist of salary and annual bonus, equity incentive compensation, and 401(k) matching retirement benefits. In deciding on the type and amount of compensation for each Named Executive Officer, we focus on both current pay and the opportunity for future compensation. We combine the compensation elements for each Named Executive Officer in a manner we believe optimizes the Named Executive Officer’s contribution to the Company.

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Determining Compensation

We rely on our judgment in making compensation decisions, after reviewing the performance of the Company and carefully evaluating an executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, and career with the Company, current compensation arrangements and long-term potential to enhance Shareholder value.

The President and Chief Executive Officer’s compensation is determined by the Compensation Committee and as set forth below under the subsection entitled “Employment and Other Compensation Agreements”. The salaries of all other officers are determined by the Company’s President and Chief Executive Officer (the “CEO”) and the Compensation Committee together. Option grants are recommended by the CEO and the Company’s Chief Financial Officer (“CFO”) and approved by the Board. The Company has not retained a compensation consultant to date.

The CEO’s bonus had been determined based on the terms of his original employment agreement entered into at the time of our initial public offering in 1997, which terms were carried forward in subsequent employment agreements entered into by and between the CEO and the Company through the end of fiscal year 2007. Beginning on September 1, 2007 (fiscal year 2008), the CEO’s employment agreement was renewed for a period of two years without an annual bonus, at his request and with the agreement of the Compensation Committee. Effective September 1, 2009 (fiscal year 2010), the CEO’s employment agreement was renewed for another two years by the Compensation Committee with an annual bonus of up to 10% of his annual salary. Effective September 1, 2011 (fiscal year 2012), the CEO’s employment agreement was renewed for another two years by the Compensation Committee with an annual bonus of up to 10% of his annual salary, and is attached to the Company’s Annual Report on Form 10-K filed with the SEC on November 15, 2012 (the “Form 10-K) as Exhibit 10.5.

Bonuses for all other employees are determined through a calculation of two factors, one for longevity and one for performance, with the greater emphasis on performance. Supervisors provide an evaluation of each employee in five areas: attendance; attitude; productivity; skill level with respect to the position they occupy; and contribution to the Company’s profitability. A scoring system is used and bonuses are awarded based on this system and the total budget for bonuses as determined by the CEO and CFO with the approval of the Board.

The Company provides 401(k) matching up to 4% of employees’ salaries or wages up to the U.S. Internal Revenue Service maximum allowable, regardless of their position within the Company.

We provide cell phones to the Named Executive Officers and other employees for business communication purposes. However, we allow the personal use of cell phone usage as long as it does not exceed our allowable minutes and text messages. In the event the personal usage exceeds the allowance, the employees are financially responsible for the excess. There are no other perquisites or other benefits of any kind for any officer or any other employee or director of the Company.

Employment and Other Compensation Agreements

The Company renewed its employment agreement with Walter Woltosz, the CEO, commencing September 1, 2011, for two years. The agreement provides for: 1) a base salary of $300,000 per year; 2) options to purchase 50 shares of the Company’s common stock for each $1,000 of net income before taxes at the end of each fiscal year (up to a maximum of 120,000 options over the term – to be adjusted for stock split or reverse split) over the term of agreement; and 3) a bonus not to exceed 10% of salary, or $30,000 per year. The specific amount of the bonus will be determined by the Compensation Committee, based on the financial performance and achievements of the Company for the previous fiscal year. Mr. Woltosz was entitled to such health insurance and other benefits that are not inconsistent with that which we customarily provide to our other management employees and to reimbursement of customary, ordinary and necessary business expenses incurred in connection with the rendering of services to the Company. The agreement also provides that we may terminate the agreement without cause upon 30 days written notice, and that upon any such termination our only obligation to Mr. Woltosz would be for a payment equal to the greater of (i) 12 months of salary or (ii) the amount of salary for the remainder of the term of the employment agreement from the date of notice of termination. Further, the agreement provides that we may terminate the agreement for cause (as defined in such employment agreement) and that our only obligation to Mr. Woltosz upon any such termination would be limited to the payment of Mr. Woltosz’ salary and benefits through and until the effective date of any such termination.

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As part of the agreement with the original underwriter and as partial compensation for the sale of Words+ to Simulations Plus in 1996, commencing with our fiscal year ended 1997 and for each fiscal year thereafter, Virginia Woltosz is entitled to receive bonuses not to exceed $60,000, equal to 5% of our net annual income before taxes. The bonus for fiscal year 2011 was paid on August 15, 2011, and the bonus for fiscal year 2012 was paid on September 14, 2012.

Risk Assessment

The Compensation Committee has determined that our compensation programs are designed and administered with the appropriate balance of risk and reward in relation to our overall business strategy and do not encourage our executives to take unnecessary or excessive risks that are reasonably likely to have a material adverse effect on the Company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above and based on such review, has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee
David D’Argenio (Chair)
Harold Rosenberger
David Ralph

Compensation Committee Interlocks and Insider Participation

During fiscal year 2012, the Compensation Committee consisted of David D’Argenio, Richard Weiss (09/01/2011 through 02/29/2012), H. Wayne Rosenberger, and David Ralph (03/01/2012 through 08/31/2012). All members of the Compensation Committee were independent directors, and no member has ever served as an officer or employee of the Company or any of its subsidiaries or has any relationships with the Company or any of its subsidiaries requiring disclosure under Item 404 of Regulation S-K. The compensation Committee members have no interlocking relationships requiring disclosure under Item 407(e)(4)(iii) of Regulation S-K.

Executive Officers who are not also Directors

NAME	AGE	POSITION WITH THE COMPANY	OFFICER SINCE

Momoko A. Beran	60	Chief Financial Officer of the Company	1996

John A. DiBella	33	Vice President, Marketing and Sales of the Company	2012

MOMOKO A. BERAN joined our former subsidiary Words+ in June 1993 as Director of Accounting and was named the Company’s Chief Financial Officer in July 1996. Prior to joining Words+, Ms. Beran had been Financial Controller for AB Component Systems Inc., which had its headquarters in the U.K. Since February 1, 2003, Ms. Beran has also been the Company’s Director of Human Resources and Director of Facilities and Equipment.

JOHN DIBELLA joined the Company in June 2003 as a Modeling & Simulations Scientist. He developed our first DDDPlus software under supervision of Dr. Michael Bolger, out Chief Scientist. In 2005, Mr. DiBella moved to the Marketing and Sales Department, and worked as a Field Scientist. After the former VP of Marketing and Sales resigned, John took over the Marketing and Sales Department and worked as Director till February 2012. With his successful record as Director of Marketing and Sales, he was appointed Vice President of Marketing and Sales of the Company in March 2012.

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Summary Table of Named Executive Officer Compensation

The following table sets forth certain information concerning compensation paid or accrued for the fiscal years ended August 31, 2012 and 2011, by the Company to or for the benefit of our CEO, CFO, and Vice President of Marketing and Sales (the “Named Executive Officers”). No other executive officers of the Company received total annual compensation for the fiscal years ended August 31, 2012 or 2011, which exceeded $100,000.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	All other compensation ($)	Total ($)
			(a)	(b)	(c)
Walter S. Woltosz	2012	300,000	27,500	147,559	0	475,059
Chief Executive Officer	2011	275,000	25,000	32,988	0	332,988

Momoko A. Beran	2012	171,750	18,348	0	7,604	197,702
Chief Financial Officer	2011	160,000	14,581	0	6,983	181,564

John DiBella (d)	2012	141,450	14,432	0	6,235	162,117
Vice President of Marketing and Sales	2011	129,000	11,054	0	5,602	145,656

Michael Bolger	2012	171,750	17,700	0	7,578	197,028
Chief Scientist	2011	160,000	14,073	0	6,963	181,036

Robert Clark	2012	147,500	5,945	0	6,138	159,583
Director, Life Science	2011	139,167	5,341	0	5,780	150,288

(a) Amount represents bonus earned during the applicable year.

(b) Amount represents the stock-based compensation expense recorded by us in fiscal year 2012 and fiscal year 2011 measured using the Black-Scholes option pricing model at the grant date based on the fair value of the option award.

(c) Amount represents Company matching for 401(k) Plan.

(d) Mr. DiBella became Vice President on March 5, 2012.

Grants of Plan-Based Awards

The following table discloses information about option grants to the Named Executive Officers during the fiscal year ended August 31, 2012.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards

Walter Woltosz	12/19/11	100,000 (a)	$3.25	$147,559 (b)

Total		100,000		$147,559

(a)	Per his employment agreement, Mr. Woltosz received 100,000 options to purchase stock.
(b)	The amounts disclosed in the “Grant Date Fair Value of Stock and Option Awards” column are equal to the aggregate grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the grant date fair value is set forth in Note 5 to the consolidated financial statements included in our Form 10-K.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides a summary of all outstanding equity awards for Named Executive Officers at the end of fiscal year 2012.

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (Exercisable) (a)	Number of Securities Underlying Unexercised Options (Unexercisable)	Equity Incentive Plan Awards: Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested
Walter Woltosz	0	100,000	0	$3.25	12/19/2016	0	$0.00	0	$0.00
	8,000	12,000	0	$3.27	11/30/2015	0	$0.00	0	$0.00
	100,000	0	0	$1.62	12/16/2014	0	$0.00	0	$0.00
Total	108,000	112,000	0			0	$0.00	0	$0.00
John DiBella	3,000	2,000	0	$1.00	4/7/2019	0	$0.00	0	$0.00
	9,500	0	0	$1.11	6/22/2015	0	$0.00	0	$0.00
	8,000	0	0	$1.13	7/20/2016	0	$0.00	0	$0.00
	1,600	400	0	$3.02	1/21/2018	0	$0.00	0	$0.00
Total	22,100	2,400	0			0	$0.00	0	$0.00
Momoko Beran	18,000	12,000	0	$1.00	4/7/2019	0	$0.00	0	$0.00
	20,000	0	0	$1.11	6/22/2015	0	$0.00	0	$0.00
	40,000	0	0	$1.13	7/20/2016	0	$0.00	0	$0.00
	8,000	2,000	0	$3.02	1/21/2018	0	$0.00	0	$0.00
Total	86,000	14,000	0			0	$0.00	0	$0.00
Michael Bolger	18,000	12,000	0	$1.00	4/7/2019	0	$0.00	0	$0.00
	12,000	0	0	$1.11	6/22/2015	0	$0.00	0	$0.00
	8,000	2,000	0	$3.02	1/21/2018	0	$0.00	0	$0.00
Total	38,000	14,000	0			0	$0.00	0	$0.00
Robert Clark	10,000	30,000	0	$2.49	4/19/2020	0	$0.00	0	$0.00
Total	10,000	30,000	0			0	$0.00	0	$0.00

Grand Total	264,100	172,400	0			0	$0.00	0	$0.00

(a)	Stock options vest over 5 years – 20% vesting on each anniversary of the date of grant, with a 10-year term, except for the option of Mr. Woltosz. His options vest over 3 years – 40%, 30%, and 30%, with 5-year term.

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Option Exercised and Stock Vested

The following table sets forth information for the Named Executive Officers for the fiscal year ended August 31, 2012, regarding exercises of stock options and stock awards vested.

Options Exercised and Stock Vested
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (a)	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Walter Woltosz	0	$0.00	0	$0.00
Virginia Woltosz	0	$0.00	0	$0.00
Momoko Beran	0	$0.00	0	$0.00
John DiBella	0	$0.00	0	$0.00
Michael Bolger	40,000	$114,800	0	$0.00
Robert Clark	10,000	$20,300	0	$0.00
Total	50,000	$135,100	0	$0.00

(a) The value realized represents the difference between the aggregate closing price of the shares on the date of exercise less the aggregate exercise price paid.

Equity Compensation Plan Information

The following table provides a summary of Equity Compensation Plan Information at August 31, 2012.

Equity Compensation Plan Information (1)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	726,400	$ 1.83	320,700
Equity compensation plans not approved by security holders	0	0	0
Total	726,400		320,700

(1)	The Company is authorized to issue stock options under the following compensation arrangements:
(i)	4,000 shares per year per person to Directors as a part of their annual stipends; and
(ii)	50 shares for each $1,000 of net income before taxes at the end of each fiscal year (up to a maximum of 120,000 options) to the CEO over the term of his current employment agreement.

Interest of Certain Persons in Matters to be Acted Upon

None of our directors or officers or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be approved by the shareholders as described in this Proxy Statement.

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HOUSEHOLDING OF PROXY MATERIALS

ANNUAL REPORT

THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND RELATED FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SEC, UPON WRITTEN OR ORAL REQUEST.

For documents relating to Simulations Plus, Inc., direct requests to:

Simulations Plus, Inc.
42505 10th Street West
Lancaster, CA 93534
(661) 723-7723
Attn: Renee Bouche

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

We have adopted householding for our Shareholders who share an address. If you reside at the same address as another Shareholder of the Company, and wish to receive a separate copy of the applicable materials, you may do so by making a written or oral request to: Renee Bouche, Simulations Plus, Inc., at 42505 10th Street West, Lancaster, CA 93534, or call (661) 723-7723. Upon your request, we will promptly deliver a separate copy to you.

Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker directly.

Any shareholders who share the same address and currently receive multiple copies of our proxy statements and annual reports, as applicable, who wish to receive only one copy in the future may contact their bank, broker, or other holder of record, or the Company at the contact information listed above, to request information about householding.

SHAREHOLDER COMMUNICATIONS

Shareholders are encouraged to contact the Company with any requests for information or to communicate with the Board via telephone, mail, or through our web site investor information request form at: http://www.simulations-plus.com/InvestorForm.aspx or through the general information request page: http://www.simulations-plus.com/contact.aspx.

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SHAREHOLDER PROPOSALS

Under certain circumstances, our Shareholders are entitled to present proposals at Shareholder meetings. Shareholders of the Company who intend to submit proposals, including proposals for director nominees, to the Company’s Shareholders at the 2014 Annual Meeting of Shareholders must submit such proposals to the Company no later than 120 calendar days before the date of this Proxy Statement is released to Shareholders (expected to be approximately August 22, 2013), unless the date of the 2014 Annual Meeting of the Shareholders has been changed by more than 30 days from the date of the 2013 Annual Meeting of Shareholders, in which case the deadline is a reasonable time before we begin to print and send our proxy materials in order for them to be included in our proxy materials for such meeting. Proposals received by the Company after such date are considered untimely. Shareholder proposals should be directed to the attention of the Corporate Secretary of the Company, Virginia Woltosz, at 42505 10th Street West, Lancaster, California 93534. The submission by a Shareholder of a proposal does not guarantee that it will be included in the proxy statement. Shareholder proposals are subject to certain regulations and requirements under the federal securities laws.

Shareholders who intend to submit proposals to the Company’s Shareholders at the 2014 Annual Meeting of Shareholders but intend to submit such proposals on their own, either from the floor or through their own proxy statement and proxy, must, in order for such matters to be voted upon by the Company’s Shareholders, give notice of such to the management of the Company by 45 calendar days before the date this Proxy Statement is released to Shareholders for the prior year (expected to be approximately December 3, 2013), unless the date of the 2014 Annual Meeting of the Shareholders has been changed by more than 30 days from the date of the 2013 Annual Meeting of Shareholders, in which case the deadline is a reasonable time before we begin to print and send our Proxy materials. The persons named as proxies for the 2013 Annual Meeting of Shareholders will have discretionary authority to vote on any Shareholder proposal not included in the Company’s proxy materials for the meeting, unless the Company receives notice of the proposal within such 45-day period. If proper notice is received by that date, the proxy holders will not have discretionary voting authority except as provided in federal regulations governing shareholder proposals.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than those described above. However, if any other matters properly come before the Meeting, it is intended that any shares voted by proxy will be voted in the discretion of the Board.

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Proxy

Solicited by the Board of Directors of Simulations Plus, Inc. -- Meeting of Shareholders -- February 15, 2013.

The undersigned hereby appoints Walter S. Woltosz and Momoko Beran, or either of them, attorneys and proxies for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to represent and vote, as designated below, all shares of stock of Simulations Plus, Inc., a California corporation, held of record by the undersigned on December 14, 2012, at the Annual Meeting of the Shareholders to be held at 42505 10th Street West, Lancaster, California at 2:00 p.m. Pacific Standard Time on February 15, 2013, or at any adjournment or postponement of such meeting, in accordance with and as described in the Notice of Meeting of Shareholders and Proxy Statement. If no direction is given, this proxy will be voted FOR Proposals 1 and 2, and in the discretion of the proxy as to such other matters as may properly come before the meeting.

☒ Please mark the votes as in this example.

The Board of Directors recommends a vote for Proposals 1 and 2.

1. Election of Directors

Nominees: Walter S. Woltosz, Virginia E. Woltosz, Dr. David Z. D’Argenio, Harold W. Rosenberger, and Dr. David Ralph.

FOR ☐ WITHHELD ☐

FOR all nominees except ☐ ___________________________________________________________

2. Ratification of selection of Rose, Snyder and Jacobs CPA’s as the Independent Registered Public Accounting Firm

FOR ☐	AGAINST ☐	ABSTAIN ☐

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

Please sign exactly as your name appears on the address label affixed hereto. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.

Date:

Signature:

Signature if held jointly: